NETLease Corporate Real Estate ETF
Schedule of Investments
May 31, 2020 (Unaudited)

Shares	Security Description	Value
	COMMON STOCK - 99.5%
	Finance and Insurance - 3.3%
47,868	Spirit Realty Capital, Inc.	$1,360,887
	Real Estate and Rental and Leasing - 96.2% ♦
30,323	Agree Realty Corporation	1,903,375
36,768	EPR Properties	1,160,766
95,077	Essential Properties Realty Trust, Inc.	1,296,850
25,896	Four Corners Property Trust, Inc.	559,872
42,666	Gaming and Leisure Properties, Inc.	1,473,684
76,861	Getty Realty Corporation	2,046,040
81,702	Gladstone Commercial Corporation	1,464,100
118,059	Global Net Lease, Inc.	1,656,368
105,430	Industrial Logistics Properties Trust	1,976,813
23,685	Innovative Industrial Properties, Inc.	1,935,538
210,053	Lexington Realty Trust	2,041,715
57,168	MGM Growth Properties LLC - Class A	1,585,269
43,037	Monmouth Real Estate Investment Corporation	558,620
85,669	National Retail Properties, Inc.	2,689,150
43,802	One Liberty Properties, Inc.	694,262
60,175	Realty Income Corporation	3,328,278
27,214	Safehold, Inc.	1,491,055
77,849	STAG Industrial, Inc.	2,094,138
132,574	STORE Capital Corporation	2,563,981
503,074	VEREIT, Inc.	2,756,846
76,054	VICI Properties, Inc.	1,492,179
56,277	W.P. Carey, Inc.	3,371,554
		40,140,453
	TOTAL COMMON STOCK (Cost $52,975,421)	41,501,340

	SHORT-TERM INVESTMENTS- 0.4%
155,888	First American Government Obligations Fund - Class X, 0.09% *	155,888
	TOTAL SHORT-TERM INVESTMENTS (Cost $155,888)	155,888
	TOTAL INVESTMENTS - 99.9% (Cost $53,131,308)	41,657,228
	Other Assets in Excess of Liabilities - 0.1%	34,344
	NET ASSETS - 100.0%	$41,691,572

Percentages are stated as a percent of net assets.
♦	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
*	Rate shown is the annualized seven-day yield as of May 31, 2020.

Summary of Fair Value Disclosure at May 31, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted  in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

Assets^	Level 1	Level 2	Level 3	Total
Common Stock	$41,501,340	$-	$-	$41,501,340
Short-Term Investments	155,888	-	-	155,888
Total Investments in Securities	$41,657,228	$-	$-	$41,657,228
^ See Schedule of Investments for breakout of investments by sector classification.
For the period ended May 31, 2020 , the Fund did not recognize any transfers to or from Level 3.